UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Institutional Cash Reserves Fund	November 30, 2019

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE INSTITUTIONAL CASH RESERVES FUND

HIGHLIGHTS

■	The Institutional Cash Reserves Fund returned 1.01% in the six-month period ended November 30, 2019, versus 0.97% for the Lipper Money Market Funds Index.
■	The Federal Reserve cut rates three times in our reporting period. Other short-term interest rates also declined as a result of the Fed’s actions.
■	While more than half of the fund’s assets at the end of November were invested in commercial paper and medium-term notes, we also had a moderate allocation to repurchase agreements (repos). High repo rates created an opportunity for us to provide what we considered low-risk lending with attractive yields.

■	We expect the Fed to be on hold for the foreseeable future. Central bank officials have stressed that material, concrete inflation data would need to be evident before any future rate hike would occur. On the other hand, future weak economic data could precipitate another rate cut.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Investor

Global markets recorded solid results in the first half of your fund’s fiscal year, the six-month period ended November 30, 2019. Both stock and bond indexes advanced as the Federal Reserve and other key central banks took action to address a slowing global economy.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index. The smaller-cap benchmarks recorded double-digit gains but remained below their 2018 peaks. At the sector level, technology stocks produced the strongest gains. International stocks generally performed well, although there were pockets of weakness in some emerging markets. The U.S. dollar finished with mixed results versus other currencies, but a relatively strong greenback versus the euro and yen weighed modestly on returns for U.S. investors in European and Japanese securities.

Fixed income securities also produced solid gains during the period—with corporate bonds leading the way—as yields fell. The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield dipped to its lowest level since 2016. Outside the U.S., yields on government bonds issued by certain countries were in negative territory. (Bond prices and yields move in opposite directions.)

Worries had grown in May that an escalating trade dispute between the U.S. and China could lead to a recession. However, Fed Chair Jerome Powell sparked a rebound in investor sentiment in early June, at the start of your fund’s fiscal year, with his comments that central bank policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.”

Fed policymakers followed through with quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth. The European Central Bank lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The shift in global central bank policies was a marked change from 2018, when there were approximately two interest rate hikes for every cut. In 2019, central bank rate cuts have outnumbered hikes by a more than five-to-one margin and appear to be succeeding in their goal of stimulating economic growth. After contracting earlier in the period, key manufacturing and export indicators showed signs of stabilizing by November, and the Treasury yield curve returned to a more normal positive slope, easing recession fears.

The U.S. economy was sustained by consumer spending and remained relatively strong compared with other developed markets. While corporate earnings experienced a year-over-year decline through the third quarter, slightly more companies than usual surpassed earnings expectations, providing further market support.

Besides monetary policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks suffered their biggest sell-off during the six-month period in early August after President Donald Trump announced that the U.S. would impose a 10% tariff on Chinese imports, and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets.

Looking ahead, we believe that further progress in U.S.-China trade talks will be a key factor in sustaining positive market sentiment. A reduction in trade barriers could help corporate earnings rebound and provide a lift to the manufacturing sector.

Our investment teams will also be closely following the U.S. presidential election, Brexit, and other developments that could influence markets in 2020. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research will be particularly critical for identifying potential opportunities and risks.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks a level of income consistent with minimal fluctuations in principal value and liquidity.

FUND COMMENTARY

How did the fund perform in the past six months?

The Institutional Cash Reserves Fund returned 1.01% in the six-month period ended November 30, 2019, versus 0.97% for the Lipper Money Market Funds Index. Past performance cannot guarantee future results.

What factors influenced the fund’s performance?

When the reporting period began, there was a collective belief within the market that the central bank was finished raising rates and needed to lower rates to prolong the economic expansion. The Fed eventually appeased the market with three rate reductions. The Fed decreased the federal funds target rate range by 25 basis points (0.25 percentage points) following the July, September, and October monetary policy meetings. The new range at the end of our reporting period was 1.50% to 1.75%.

Other short-term interest rates declined as a result of the Fed’s actions. For example, the yield on the 90-day Treasury bill decreased from 2.35% to 1.59% over the last six months, while the six-month Treasury bill yield fell from 2.35% to 1.63% and the three-month LIBOR (the London interbank offered rate) declined from 2.50% to 1.91%.

How is the fund positioned?

As an institutional nongovernment money fund, the portfolio may invest in a variety of money market securities. Of course—per the new money fund regulations—the fund’s net asset value goes out to four decimal places and may fluctuate daily, and the fund is subject to the liquidity fees and redemption restrictions (also known as “gates”) that may be applied during times of severe redemption activity.

At the end of November 2019, approximately 52% of the fund’s assets were invested in commercial paper and medium-term notes. Repurchase agreements (repos) represented about 15%, while municipal obligations accounted for about 11%. The remainder of fund assets was invested mostly in U.S. government and agency securities, certificates of deposit, and asset-backed securities.

Repo rates were high throughout our reporting period due to the heavy need for dealers to finance their inventories of securities. Then the supply of money to finance these securities became scarce in September. These factors created an opportunity for us to provide what we considered low-risk lending with attractive yields.

After some short-lasting volatility in the repo markets, the Fed announced a temporary program to provide liquidity to the dealers as a stopgap measure. Following the central bank’s late-October meeting, Fed officials announced a longer-lasting solution to buy Treasury bills out of the market to increase the reserves on the Fed’s balance sheet. The program increased demand for T-bills and, thus, drove their prices higher. Investors then rotated out of T-bills and, instead, favored repo investments, ultimately providing the desired securities financing to dealers and banks.

What is portfolio management’s outlook?

The Federal Reserve’s projections and many market participants’ expectations, including ours, are for the Fed to be on hold for the foreseeable future. The central bank has stressed that material, concrete inflation data would need to be evident before any future rate hike will occur. Future weak economic data, though, may precipitate another rate cut. In any event, our focus remains on minimal principal fluctuations and on investments with the highest credit quality.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE INSTITUTIONAL CASH RESERVES FUND

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The potential for realizing a loss of principal in the fund could derive from:

Credit risks. An issuer of a debt instrument, or a counterparty to a repurchase agreement entered into by the fund, could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), a rating downgrade, or an inability to meet a financial obligation. Although the fund only purchases securities that present minimal credit risk in the opinion of T. Rowe Price, the credit quality of the fund’s holdings could change rapidly during periods of market stress.

Interest rate risks. A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates.

Repurchase agreement risks. A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

GROWTH OF $1 MILLION

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 11/30/19	Year Ended 5/31/19	5/31/18	9/6/16[1] Through 5/31/17
NET ASSET VALUE				
Beginning of period	$ 1.0000	$ 1.0000	$ 1.0000	$ 1.0000
Investment activities				
Net investment income[2] [3]	0.0102	0.0217	0.0158	0.0042
Net realized and unrealized gain/loss	0.0000[4]	0.0001	(0.0035)	0.0000[4]
Total from investment activities	0.0102	0.0218	0.0123	0.0042
Distributions				
Net investment income	(0.0101)	(0.0218)	(0.0123)	(0.0042)
NET ASSET VALUE				
End of period	**$ 1.0001**	**$ 1.0000**	**$ 1.0000**	**$ 1.0000**
Ratios/Supplemental Data				
Total return[3] [5]	**1.01%**	**2.20%**	**1.24%**	**0.42%**
Ratios to average net assets:[3]				
Gross expenses before waivers/payments by Price Associates	0.27%[6]	0.27%	0.62%	2.39%[6]
Net expenses after waivers/payments by Price Associates	0.25%[6]	0.25%	0.25%	0.26%[6]
Net investment income	2.04%[6]	2.17%	1.58%	0.58%[6]
Net assets, end of period (in thousands)	$ 320,594	$ 420,565	$ 320,903	$ 21,072

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 5 for details of expense-related arrangements with Price Associates.
(4) Amounts round to less than $0.01 per share.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $320,764)	$	320,791
Interest receivable		268
Cash		40
Receivable for shares sold		2
Other assets		23
Total assets		321,124
Liabilities		
Investment management fees payable		63
Due to affiliates		1
Other liabilities		466
Total liabilities		530
NET ASSETS	**$**	**320,594**
Net Assets Consist of:		
Total distributable earnings (loss)	$	30
Paid-in capital applicable to 320,566,306 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the Corporation authorized		320,564
NET ASSETS	**$**	**320,594**
NET ASSET VALUE PER SHARE	**$**	**1.0001**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 11/30/19	Year Ended 5/31/19
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 4,236	$ 8,988
Net realized gain (loss)	(1)	1
Change in net unrealized gain / loss	(2)	13
Increase in net assets from operations	4,233	9,002
Distributions to shareholders		
Net earnings	(4,236)	(8,988)
Capital share transactions*		
Shares sold	44	100,038
Distributions reinvested	5	16
Shares redeemed	(100,017)	(406)
Increase (decrease) in net assets from capital share transactions	(99,968)	99,648
Net Assets		
Increase (decrease) during period	(99,971)	99,662
Beginning of period	420,565	320,903
End of period	**$ 320,594**	**$ 420,565**

*Share information		
Shares sold	44	100,038
Distributions reinvested	5	16
Shares redeemed	(100,017)	(406)
Increase (decrease) in shares outstanding	(99,968)	99,648

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Institutional Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Cash Reserves Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a level of income consistent with minimal fluctuations in principal value and liquidity. The fund intends to operate as a prime money market fund available only to institutional investors and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. Purchases and redemptions of fund shares are transacted at the next-computed net asset value (NAV) per share, stated to four decimal places (i.e., $1.0000), after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents. The fund’s NAV per share is normally computed twice daily on each day that the New York Stock Exchange (NYSE) is open for business; once during the day (normally at 12 p.m. ET), referred to as an intraday NAV; and again at the close of the NYSE (normally 4 p.m. ET), referred to as an end of day NAV. Normally purchase and redemption orders received by 12 p.m. ET will be priced at the intraday NAV; purchase and redemption transactions received after 12 p.m. ET and before the close of the NYSE will be transacted at the end of day NAV. The NAV per share may be calculated at a time other than at 12 p.m. ET or at the normal close of the NYSE, or may be calculated once per day, if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Additionally, purchases transacted at the intraday NAV will earn dividends beginning that day, and purchases transacted at the end of day NAV will earn dividends on the business day after payment is received; redemptions transacted at the intraday NAV will earn dividends through the calendar day prior to the date of redemption, and redemptions transacted at the end of day NAV will earn dividends through the date of redemption.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are normally valued twice daily to support the computation of the fund’s intraday NAV and end of day NAV. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On November 30, 2019, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2019, the cost of investments for federal income tax purposes was $320,764,000. Net unrealized gain aggregated $27,000 at period-end, of which $36,000 related to appreciated investments and $9,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.25% of the fund’s average daily net assets. Price Associates agreed to waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.20% of the fund’s average daily net assets through September 30, 2020. This contractual management fee waiver will renew automatically for one-year terms thereafter and may be terminated only with approval of the fund’s Board. The fund has no obligation to repay fees waived under this arrangement. The fee is computed daily and paid monthly.

The fund is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the fund’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2019 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $657,000 remain subject to repayment by the fund at November 30, 2019. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2019, the fund had no voluntary waivers.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended November 30, 2019, expenses incurred pursuant to these service agreements were $37,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of November 30, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 320,000,000 shares of the fund, representing 99% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 16, 2020

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 16, 2020